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                                                                   Exhibit 10.23

                                 AMENDMENT NO. 1
                                       TO
                          SECURITIES PURCHASE AGREEMENT

     AMENDMENT NO. 1, dated as of May 8, 2001 (the "Amendment"), to the SECURITIES PURCHASE AGREEMENT, dated as of October 18, 2000 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), among MUZAK HOLDINGS, LLC (the "Company") and the purchasers party thereto (the "Purchaser"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Purchase Agreement.

          WHEREAS, the Company and the Purchasers desire to amend the Purchase Agreement on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers agree as follows:

          1. Amendment to the Securities Purchase Agreement. The Purchase
             ------------------------------------------------
Agreement shall be and hereby is amended as follows:

          (a) Section 10.02(h). The second section numbered 10.02(g) (No
              ----------------
Dilution or Impairment) of the Purchase Agreement is hereby renumbered as
Section 10.02(h).

          (b) Treatment of Existing Sponsor Debt. The following new Section
              ----------------------------------
10.02(i) is hereby added at the end of Section 10.02 of the Purchase Agreement:

                    "(i) Conversion of Existing Permitted Sponsor Subordinated
                         -----------------------------------------------------
          Debt. Upon the conversion into Common Units of any Permitted Sponsor
          ----
          Subordinated Debt that is outstanding as of the Closing Date (the "Existing Sponsor Debt"), the Company shall issue to the Holders of Purchased Common Units an aggregate number of Antidilution Units such that sum of (i) the Purchased Common Units plus (ii) the Antidilution
                                                     ----
          Units issued pursuant to this Section 10.02(i) shall equal 5.00% of the sum of (A) the total number of Common Units outstanding on the Closing Date plus (B) the Common Units issued upon such conversion of
                       ----
          Existing Sponsor Debt plus (C) such Antidilution Units. Such
                                ----
          Antidilution Units shall be allocated pro rata among the Holders of Purchased Common Units, based on the number of Purchased Common Units held by such Holder on the date of issuance. Upon the issuance thereof , all Antidilution Units shall be deemed to be Purchased Common Units for all purposes under this Agreement (other than the foregoing computations in this Section 10.02(i))."

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          2. Representations and Warranties of the Company. The Company hereby
             ---------------------------------------------
represents and warrants that the Company has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Company, and each such document constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms

          3. Reference to and Effect on the Purchase Agreement. The Purchase
             -------------------------------------------------
Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment and the consent set forth herein shall not operate as a waiver of any right, power or remedy set forth in the Purchase Agreement, nor constitute a waiver of any provision of the Purchase Agreement (or an agreement to agree to any future amendment, waiver or consent) or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          4. Governing Law. This Amendment shall be governed by and construed in
             -------------
accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such state.

          5. Headings. Section headings in this Amendment are included herein
             --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          6. Counterparts. This Amendment may be executed by one or more of the
             ------------
parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                                      -2-

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          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

                                     MUZAK HOLDINGS LLC


                                     By:    /s/ Peni Garber
                                         ---------------------------------------
                                         Name:  Peni Garber
                                              ----------------------------------
                                         Title: Executive Vice President
                                               ---------------------------------


                                     BANCAMERICA CAPITAL INVESTORS I, L.P.


                                     By: BANCAMERICA CAPITAL MANAGEMENT I, L.P.,
                                     its general partner


                                     By: BACM I GP, LLC, its general partner


                                         By:   /s/ Scott R. Poole
                                            ------------------------------------
                                            Name:  Scott R. Poole
                                                 -------------------------------
                                            Title: Vice President
                                                 -------------------------------


                                     NEW YORK LIFE CAPITAL PARTNERS, L.P.


                                     By:   NYLCAP Manager L.L.C.,
                                           its Investment Manager


                                     By:   /s/ James M. Barker
                                        ----------------------------------------
                                        Name:  James M. Barker
                                             -----------------------------------
                                        Title: Principal
                                              ----------------------------------


                                     THE NORTHWESTERN MUTUAL LIFE
                                     INSURANCE COMPANY


                                      By:   /s/ Jeffrey J.Leuken
                                         ---------------------------------------
                                         Name:  Jeffrey J.Leuken
                                              ----------------------------------
                                         Title: Authorized Representative
                                               ---------------------------------